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                                                               Exhibit 10(s)(ii)



                                    AMENDMENT

              AMENDMENT dated as of May 1, 1995 among THE PITTSTON COMPANY, a Virginia corporation (the "Borrower"), the financial institutions which are parties to the Agreement hereinafter referred to (each a "Lender" and collectively, the "Lenders"), CHEMICAL BANK, CREDIT SUISSE and J.P. MORGAN BANK, as agents for the Lenders (in such capacity, the "Co-Agents"), and CREDIT SUISSE, as administrative agent (in such capacity, the "Administrative Agent"), to the CREDIT AGREEMENT dated as of March 4, 1994 among the Borrower, the Lenders, the Co-Agents and the Administrative Agent (the "Agreement").


                              W I T N E S S E T H:

                  WHEREAS, the parties hereto desire to amend the Agreement (x) to extend the scheduled maturity date of the Loans, (y) to extend the period during which Borrower may borrow Revolving Loans pursuant to the Agreement and
(z) in certain other respects;

                  WHEREAS, subject to the terms and conditions stated below, the Lenders are amenable to such amendments;

                  NOW, THEREFORE, it is agreed:

                  1. Definitions. All the terms used herein which are defined in the Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

                  2. Effect of Amendment. As used in the Agreement (including all exhibits and attachments thereto), the Notes and all instruments and documents executed in connection with any of the foregoing, on and subsequent to the date on which this Amendment becomes effective, any reference to the Agreement shall mean the Agreement as amended hereby.

                  3. Commitment Fee. The chart that is in the definition of "Applicable Commitment Fee Rate" in Section 1.01 of the Agreement is hereby amended as follows:

                  (a) the reference to ".200" therein is deleted and the following inserted in its place:


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                           ".200 (with respect to computations for periods prior
                           to May 31, 1995);


                           ".125 (with respect to computations for periods on and after May 31, 1995)"

                  (b) the reference to ".225" therein is deleted and the following inserted in its place:

                           ".225 (with respect to computations for periods prior to May 31, 1995);

                           ".15 (with respect to computations for periods on and after May 31, 1995)"

                  (c) the reference to ".250" therein is deleted and the following inserted in its place:

                           ".250 (with respect to computations for periods prior to May 31, 1995); ".185 (with respect to computations for periods on and after May 31, 1995)"

              4. Maturity Date. The definition of "Maturity Date" in Section
1.01 of the Agreement is hereby amended to read in its entirety as follows:

                  "Maturity Date" shall mean May 31, 2000.

              5. Limited Nature of Amendments. The amendments, waivers (if any) and consents (if any) set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Lenders or any Co-Agent or the Administrative Agent may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

              6. Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THE AGREEMENT OR THIS AMENDMENT IS OR WAS EXECUTED).

              7. Effectiveness. This Amendment shall become effective when the Borrower, the Co-Agents, the Administrative Agent and each Lender shall have executed a copy hereof and delivered the same to Sullivan & Worcester, counsel for the Administrative Agent, at 767 Third Avenue, New York, New York 10017 (attention: Frank Polverino), fax no. 212/758-2151. If this Amendment shall not have become effective by the close of business (New York time) on May 31, 1995 (or


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such later time or date as the Administrative Agent consents to in writing), the provisions of this Amendment shall be deemed rescinded, null and void.

              8. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

              9. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

THE PITTSTON COMPANY                                          CREDIT SUISSE, as a Co-Agent, as
                                                              Administrative Agent and as a
          s/ James B. Hartough                                Lender,
By____________________________
  Name:   James B. Hartough
  Title:  Vice President -                                        s/Juerg Johner
          Corporate Finance                                  By____________________________
          and Treasurer                                         Name:           Juerg Johner
                                                                Title:          Associate

                                                                  s/Michael C. Mast
                                                              By____________________________
                                                                Name:   Michael C. Mast
                                                                Title:  Member of Senior
                                                                        Management

CHEMICAL BANK, as a Co-Agent and                              MORGAN GUARANTY TRUST COMPANY OF
a Lender,                                                     NEW YORK, as a Co-Agent and a
                                                              Lender,
         s/Peter C. Eckstein                                       s/Robert Bottamedi
By____________________________                                By____________________________
  Name:  Peter C. Eckstein                                      Name:   Robert Bottamedi
  Title: Vice President                                         Title:  Vice President


BANK OF MONTREAL                                              THE BANK OF NOVA SCOTIA

         s/Bernard J. Silgardo                                   s/Terry K. Fryett
By____________________________                                By____________________________
  Name:   Bernard J. Silgardo                                   Name:  Terry K. Fryett
  Title:  Director                                              Title: Senior Representative

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

THE CHASE MANHATTAN BANK                                      FLEET BANK, N.A.
(NATIONAL ASSOCIATION)

   s/Alexander S. Rapetski II                                     s/Dorothy E. Bambach
By____________________________                                By____________________________
  Name: Alexander S. Rapetski II                                Name:  Dorothy E. Bambach
  Title: Vice President                                         Title: Senior Vice President


J.P. MORGAN DELAWARE                                          THE LONG-TERM CREDIT BANK OF
                                                              JAPAN, LIMITED, NEW YORK BRANCH
         s/Jacqlyn Kennedy Sisson
By____________________________                                     s/Noboru Kubota
  Name: Jacqlyn Kennedy Sisson                               By____________________________
  Title: Associate                                              Name:  Noboru Kubota
                                                                Title: Deputy General Manager


MELLON BANK, N.A.                                             NATIONAL WESTMINSTER BANK PLC

      s/Andrew Mellgard                                             s/Ian M. Plester
By____________________________                                By____________________________
  Name: Andrew Mellgard                                         Name:  Ian M. Plester
  Title: AVP                                                    Title: Vice President


NATIONSBANK OF GEORGIA, N.A.                                  PNC BANK, NATIONAL ASSOCIATION

   s/Mary Ellen Hennessy-Jones                                    s/Dale A. Stein
By____________________________                                By____________________________
  Name: Mary Ellen Hennessy-Jones                               Name:  Dale A. Stein
  Title: Senior Vice President                                  Title: Vice President


SHAWMUT BANK, N.A.                                            TORONTO DOMINION (NEW YORK),INC.

         s/Robert C. Rubino                                            s/Jorge Garcia
By____________________________                                By____________________________
  Name:  Robert C. Rubino                                       Name:  Jorge Garcia
  Title: Vice President                                         Title: Vice President


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